Annual Report
December 31, 2001


[GRAPHIC OMITTED]


                                Neuberger Berman
                                Advisers
                                Management
                                Trust



--------------------------------------------------------------------------------



                                Partners (Registered Trademark)
                                Portfolio

B1010 02/02

Partners Portfolio  Manager's Commentary
----------------------------------------



The Partners Portfolio took a small step back in 2001, but significantly outperformed the Standard & Poor's 500 Index and beat the Russell 1000 Value Index, albeit by a smaller margin. We are never satisfied with negative returns. However, we are pleased the portfolio held up so well in this year's difficult stock market. We remind our shareholders that over the long-term, preserving capital during the tough times is every bit as important as generating good returns in more benign markets.

Average Annual Total Return(1)


                     Partners Portfolio     Russell 1000(Registered Trademark) Value(2)      S&P 500(2)
1 Year                     (2.83%)                       (5.59%)                             (11.88%)
5 Year                      7.52%                        11.13%                               10.70%
Life of Fund               12.39%                        13.91%                               14.25%
----------------           -----                         -----                               ------
Inception Date        03/22/1994

Comparison of a $10,000 Investment

[GRAPHIC OMITTED]



                                           03/22/94    12/31/94      1995     1996      1997     1998    1999    2000    2001
                                           --------    --------      ----     ----      ----     ----    ----    ----    ----
Partners Portfolio                          10,000       9,770      13,333   17,276    22,674   23,629  25,370  25,548  24,826
Russell 1000(Registered Trademark) Value    10,000       9,656      13,360   16,251    21,969   25,403  27,269  29,182  32,013
S&P 500                                     10,000      10,036      13,803   16,970    22,630   29,097  35,218  32,013  27,551

                                                           Value as of 12/31/01
----------- Partners Portfolio                                    $24,826
- - - - - - Russell 1000(Registered Trademark) Value              $27,551
=========== S&P 500                                               $28,211


This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The results are compared with benchmarks, which may include a broad-based market index and or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results.

Our investments in the consumer discretionary sector delivered excellent absolute and relative returns in 2001. Early in the year, we correctly assumed that consumer stocks would perform well as the Federal Reserve cut interest rates aggressively. Our focus was on companies with low debt, good operating margins, and legitimate long-term growth prospects. Among our biggest winners were discount retailers Best Buy and Costco, auto seat manufacturer Lear Corp., specialty retailer Intimate Brands, and restaurant company Tricon Global Restaurants.

We still see a lot of upside potential in consumer discretionary stocks in the year ahead. Although mortgage rates have ticked up, new home inventories are still low. Consequently, we believe homebuilders that still have relatively modest valuations currently present good investment opportunity. We also think beaten down travel and leisure stocks (among the biggest stock market victims of the September 11 tragedy) will recover nicely. Holdings in this industry include the leading cruise line company Carnival Corp., hotel operator Starwood Hotels and Resorts, and diversified travel and leisure company Cendant Corp. Finally, selected specialty retailers also look fundamentally attractive. Abercrombie & Fitch, a retailer of clothes for teenagers, has no debt and Return on Capital (ROC) and Return on Equity (ROE) approaching 40%. The stock came down when closely watched same-store sales declined this year. We believe same-store sales will rebound in the year ahead, attracting a lot of investor attention. At 14.6 times 2002 earnings forecasts, Abercrombie & Fitch looks like a good bargain to us.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001

Stock selection in the information technology sector also deserves some credit for the Portfolio's superior relative returns this year. Our tech sector holdings gained 15.31% versus -25.74% and -8.12% declines for the tech components of the S&P 500 and Russell 1000 Value indices. Our focus was on technology companies that are nearly debt free and were solidly profitable despite the sharp drop in tech spending. Portfolio companies meeting this description and delivering good returns include: Lexmark International, IBM, Celestica, and Waters Corp.

Although we expect a broad based profit recovery in the technology sector will be delayed until 2003, we are continuing to uncover value-oriented opportunities. Scientific Atlanta, a leader in set-top converter boxes for the cable television industry is a good example. The company should continue to be a prime beneficiary of the U.S. cable industry's conversion from analog to digital systems. It also has developed a strong foothold in Europe, where this conversion has not yet begun. Scientific Atlanta has no debt, net cash, and is buying back shares. We believe earnings will grow at a well above market average rate over the next several years, yet the stock currently trades at
20.8 times 2002 earnings estimates.

Which of our investments suffered in 2001? Our utilities investments, most notably in power generating and energy conversion companies, were among the portfolio's worst performers. Almost everything that could go wrong in these businesses did. First, the California utilities crisis caused investors to worry about whether power generators would get paid in full by the State. Then, the perceived shortage in generating capacity became a glut when new power plants came onstream and demand started to weaken due to moderate fall and winter temperatures throughout the U.S. As demand cratered, natural gas prices collapsed, hammering earnings for natural gas producers and distributors, and wreaking havoc in the wholesale energy trading market. Finally, the bankruptcy of Enron inspired credit rating agencies to lower credit ratings across the industry. This forced companies to shore up their balance sheets by issuing additional equity and diluting earnings. We believe all this bad news is already reflected in severely depressed stock prices and that when the dust settles, this group can rebound strongly.

Looking ahead to 2002, we expect an economic recovery fueled initially by consumer spending. We do not expect Gross Domestic Product (GDP) growth to be particularly impressive. However, any top line growth should be magnified in reported earnings as profit margins are restored. We believe the stock market can make progress in the year ahead, but don't expect the kind of returns we have enjoyed over the last decade. In this kind of environment, we believe that stock picking will be critical to investment success.

Sincerely,
/s/ S. BASU MULLICK

S. BASU MULLICK
PORTFOLIO MANAGER

1. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Results are shown on a total return basis and include reinvestment of all dividends and capital gain distributions. Performance data quoted represents past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The performance information does not reflect fees and expenses charged under the variable insurance contracts.


2. The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. The Russell 1000 (Registered Trademark) Index measures the performance of the 1,000 largest companies in the Russell 3000 (Registered Trademark) Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 (Registered Trademark) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.


The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.


The composition, industries and holdings of the Portfolio are subject to change.


While the benchmark used for comparative purposes is a Russell index, Neuberger Berman applies the classification system of Standard & Poor's (Global Industry Classification Standard) to derive the component economic sectors of the Russell index. Any sector-weighting comparison between the fund and the index in this material is based on the same sector derivations.


Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of the AMT Portfolios may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.


(Copyright) 2002 Neuberger Berman Management Inc., distributor. All rights reserved.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001

Schedule of Investments  Partners Portfolio
-------------------------------------------

Number of Shares                                Market Value+

Common Stocks (97.5%)

Auto Related (1.3%)
 254,700             Navistar International      $10,060,650

Basic Materials (2.7%)
 341,100             Alcoa Inc.                   12,126,105
 175,400             Praxair, Inc.                 9,690,850
                                                 ------------
                                                  21,816,955

Building, Construction & Furnishing (1.6%)
 92,200              Centex Corp.                  5,263,698
 86,500              D.R. Horton                   2,807,790 [L]
 90,900              Lennar Corp.                  4,255,938
                                                 ------------
                                                  12,327,426

Business Services (1.1%)
 218,700             CSG Systems
                     International                 8,846,415*

Capital Goods (3.5%)
 232,400             Boeing Co.                    9,012,472
 194,500             Parker-Hannifin               8,929,495
  69,800             SPX Corp.                     9,555,620*[L]
                                                 ------------
                                                  27,497,587

Chemicals (0.5%)
 124,100             Dow Chemical                  4,192,098

Communication Services (2.2%)
 735,600             Scientific-Atlanta           17,610,264

Consumer Cyclicals (13.4%)
  86,200             Best Buy                      6,420,176*
 267,200             Black & Decker               10,081,456
 609,700             Carnival Corp.               17,120,376
 294,600             Costco Wholesale             13,074,348*
 123,700             Lear Corp.                    4,717,918*
 727,100             Masco Corp.                  17,813,950
 363,000             RadioShack Corp.             10,926,300
 425,700             Sabre Holdings               18,028,395*
 287,700             Starwood Hotels &
                     Resorts Worldwide             8,587,845
                                                 ------------
                                                 106,770,764

Consumer Goods & Services (2.2%)
 904,500             Cendant Corp.                17,737,245*

Consumer Staples (9.1%)
 274,900             Albertson's Inc.              8,656,601
  85,400             Kimberly-Clark                5,106,920
 273,300             Kroger Co.                    5,703,771*
 935,900             Liberty Media                13,102,600*
 361,100             Newell Rubbermaid             9,955,527
 162,900             Tricon Global
                     Restaurants                   8,014,680*
 257,100             Viacom Inc. Class B          11,350,965*
 511,000             Walt Disney                  10,587,920
                                                 ------------
                                                  72,478,984

Energy (4.9%)
 330,900             AES Corp.                     5,410,215*
 149,000             Anadarko Petroleum            8,470,650
 289,100             Cooper Cameron               11,668,076*
 120,700             Schlumberger Ltd.             6,632,465
 172,300             Talisman Energy               6,521,555
                                                 ------------
                                                  38,702,961


Number of Shares                                 Market Value+

Financial Services (20.5%)
 272,000             American Express              9,707,680
 310,800             Aon Corp.                    11,039,616
 284,000             Bank of New York             11,587,200
   7,800             Berkshire Hathaway
                     Class B                      19,695,000*
 246,200             Capital One Financial        13,282,490
 352,300             Citigroup Inc.               17,784,104
 250,500             Equity Office Properties
                     Trust                         7,535,040
 156,000             Freddie Mac                  10,202,400
 401,100             J.P. Morgan Chase            14,579,985
 261,900             Morgan Stanley Dean
                     Witter                       14,650,686
  77,100             Principal Financial
                     Group                         1,850,400*
  53,100             Prudential Financial          1,762,389*[L]
 276,200             Wells Fargo                  12,000,890
 188,596             XL Capital                   17,230,131
                                                 ------------
                                                 162,908,011

Health Care (7.9%)
 470,100             Boston Scientific            11,338,812*
 293,900             CIGNA Corp.                  27,229,835
 211,200             Merck & Co.                  12,418,560
 332,400             Schering-Plough              11,903,244
                                                 ------------
                                                  62,890,451

Insurance (2.6%)
 124,900             Hartford Financial
                     Services Group                7,847,467
 292,000             St. Paul Cos.                12,839,240
                                                 ------------
                                                  20,686,707

Oil & Gas (0.8%)
 118,200             Smith International           6,337,884*

Retail (1.5%)
 254,400             Abercrombie & Fitch           6,749,232*
 364,100             Intimate Brands               5,410,526
                                                 ------------
                                                  12,159,758

Technology (18.0%)
 247,000             BMC Software                  4,043,390*
 469,700             Cadence Design
                     Systems                      10,295,824*
 311,900             Celestica Inc.               12,597,641*
 491,200             Computer Sciences            24,058,976*
 612,300             Compuware Corp.               7,219,017*
 329,600             Convergys Corp.              12,356,704*
 970,700             General Motors
                     Class H                      14,997,315*
 165,200             IBM                          19,982,592
 269,400             Lexmark International
                     Group                        15,894,600*
 250,100             Micron Technology             7,753,100*[L]
 357,400             Waters Corp.                 13,849,250*
                                                 ------------
                                                 143,048,409

Utilities (3.7%)
 257,100             El Paso Corp.                11,469,231
 182,900             Exelon Corp.                  8,757,252
 374,100             The Williams Cos.             9,547,032
                                                 ------------
                                                  29,773,515
                                       5

See Notes to Schedule of Investments

Schedule of Investments  Partners Portfolio cont'd


Number of Shares                                               Market Value+

Total Common Stocks
(Cost $703,884,329)                                            $775,846,084
                                                               ------------

Principal Amount

Short-Term Investments (4.4%)
$18,519,227                           N&B Securities Lending
                                        Quality Fund, LLC        18,519,227
 16,482,194                           Neuberger Berman
                                        Institutional Cash
                                        Fund Trust Class         16,482,194@
                                                               ------------

Total Short-Term Investments
(Cost $35,001,421)                                               35,001,421#
                                                               ------------
Total Investments (101.9%)
(Cost $738,885,750)                                             810,847,505##

Liabilities, less cash, receivables
  and other assets [(1.9%)]                                     (15,461,395)
                                                               ------------

Total Net Assets (100.0%)                                      $795,386,110
                                                               ------------

See Notes to Schedule of Investments

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001



Notes to Schedule of Investments Partners Portfolio
---------------------------------------------------

+ Investment securities of the Fund are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. The Fund values all other securities by a method the trustees of the Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#                          At cost, which approximates market value.

## At December 31, 2001, the cost of investments for U.S. Federal income tax purposes was $740,083,328. Gross unrealized appreciation of investments was $104,663,969 and gross unrealized depreciation of investments was $33,899,792, resulting in net unrealized appreciation of $70,764,177, based on cost for U.S. Federal income tax purposes.

*                          Non-income producing security.

[L] All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

@ Neuberger Berman Institutional Cash Fund is also managed by Neuberger Berman Management Inc. (see Note A of Notes to Financial Statements).

See Notes to Financial Statements

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001


Statement of Assets and Liabilities



                                                                                              Partners
Neuberger Berman Advisers Management Trust                                                   Portfolio
Assets
  Investments in securities, at market value* (Note A)-see Schedule of Investments       $ 810,847,505
------------------------------------------------------------------------------------------------------
  Dividends and interest receivable                                                            556,335
------------------------------------------------------------------------------------------------------
  Receivable for securities sold                                                             1,604,724
------------------------------------------------------------------------------------------------------
  Receivable for Fund shares sold                                                            6,679,843
------------------------------------------------------------------------------------------------------
  Prepaid expenses and other assets                                                             30,016
======================================================================================================

Total Assets                                                                               819,718,423
======================================================================================================
Liabilities
  Payable for collateral on securities loaned (Note A)                                      18,519,227
------------------------------------------------------------------------------------------------------
  Payable for securities purchased                                                           3,578,736
------------------------------------------------------------------------------------------------------
  Payable for Fund shares redeemed                                                           1,573,674
------------------------------------------------------------------------------------------------------
  Payable to investment manager (Note B)                                                       333,446
------------------------------------------------------------------------------------------------------
  Payable to administrator (Note B)                                                            192,585
------------------------------------------------------------------------------------------------------
  Accrued expenses and other payables                                                          134,645
======================================================================================================
Total Liabilities                                                                           24,332,313
======================================================================================================
Net Assets at value:                                                                     $ 795,386,110
======================================================================================================
Net Assets consist of:
  Paid-in capital                                                                        $ 750,661,476
------------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                                                 3,367,506
------------------------------------------------------------------------------------------------------
  Accumulated net realized gains (losses) on investments                                   (30,604,284)
------------------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) in value of investments                        71,961,412
======================================================================================================
Net Assets at value                                                                      $ 795,386,110
======================================================================================================
Shares Outstanding ($.001 par value; unlimited shares authorized)                           52,674,505
------------------------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share                                 $       15.10
======================================================================================================
*Cost of Investments                                                                     $ 738,885,750
======================================================================================================

See Notes to Financial Statements

 NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE YEAR ENDED DECEMBER 31, 2001


Statement of Operations
-----------------------

                                                                          --------------
                                                                              Partners
Neuberger Berman Advisers Management Trust                                    Portfolio

Investment Income

Income:

Dividend income                                                            $   9,667,536
----------------------------------------------------------------------------------------
Interest income (Note A)                                                         854,815
----------------------------------------------------------------------------------------
Foreign taxes withheld (Note A)                                                 (117,017)
========================================================================================
Total income                                                                  10,405,334
========================================================================================
Expenses:
Investment management fee (Note B)                                             4,177,248
----------------------------------------------------------------------------------------
Administration fee (Note B)                                                    2,399,089
----------------------------------------------------------------------------------------
Auditing fees                                                                     68,345
----------------------------------------------------------------------------------------
Custodian fees (Note B)                                                          180,464
----------------------------------------------------------------------------------------
Insurance expense                                                                 14,803
----------------------------------------------------------------------------------------
Legal fees                                                                        70,402
----------------------------------------------------------------------------------------
Trustees' fees and expenses                                                       39,267
========================================================================================
Total expenses                                                                 6,949,618

Expenses reduced by custodian fee expense offset arrangement (Note B)               (944)
========================================================================================
Total net expenses                                                             6,948,674
========================================================================================
Net investment income (loss)                                                   3,456,660
========================================================================================
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities sold                       (21,361,934)
----------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:
     Investment securities (Note A)                                           (9,432,176)
     -----------------------------------------------------------------------------------
     Foreign currency (Note A)                                                      (343)
========================================================================================
Net gain (loss) on investments                                               (30,794,453)
========================================================================================
Net increase (decrease) in net assets resulting from operations            $ (27,337,793)
========================================================================================

See Notes to Financial Statements

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001 Statement of Changes in Net Assets


                                                                                  Partners Portfolio
                                                                          -----------------------------------
Neuberger Berman Advisers Management Trust                                           Year Ended December 31,
                                                                                     2001               2000
Increase (Decrease) in Net Assets:

From Operations:
Net investment income (loss)                                               $    3,456,660     $    3,571,263
------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                       (21,361,934)        27,035,230
------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments            (9,432,519)       (27,342,258)
============================================================================================================
Net increase (decrease) in net assets resulting from operations               (27,337,793)         3,264,235
============================================================================================================

Distributions to Shareholders From:
Net investment income                                                          (3,181,496)        (7,098,877)
------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                              (30,224,208)      (150,969,442)
============================================================================================================
Total distributions to shareholders                                           (33,405,704)      (158,068,319)
============================================================================================================

From Fund Share Transactions:
Proceeds from shares sold                                                     290,051,114        265,676,081
------------------------------------------------------------------------------------------------------------
Proceeds from reinvestment of dividends and distributions                      33,405,704        158,068,319
------------------------------------------------------------------------------------------------------------
Payments for shares redeemed                                                 (275,625,060)      (450,139,871)
============================================================================================================
Net increase (decrease) from Fund share transactions                           47,831,758        (26,395,471)
============================================================================================================
Net Increase (Decrease) in Net Assets                                         (12,911,739)      (181,199,555)

Net Assets:
Beginning of year                                                             808,297,849        989,497,404
============================================================================================================
End of year                                                                $  795,386,110     $  808,297,849
============================================================================================================
Accumulated undistributed net investment income (loss) at end of year      $    3,367,506     $    2,997,190
============================================================================================================
Number of Fund Shares:
Sold                                                                           19,039,826         16,496,511
------------------------------------------------------------------------------------------------------------
Issued on reinvestment of dividends and distributions                           2,152,430         10,559,006
------------------------------------------------------------------------------------------------------------
Redeemed                                                                      (18,497,156)       (27,458,686)
============================================================================================================
Net increase (decrease) in shares outstanding                                   2,695,100           (403,169)
============================================================================================================

See Notes to Financial Statements

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001

Notes to Financial Statements Partners Portfolio
------------------------------------------------

    Note A--Summary of Significant Accounting Policies:

 1 General: Partners Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of nine separate operating series (the "Funds"). The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

    The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.

    Prior to May 1, 2000, the Fund was part of a master/feeder structure, investing all of its net investable assets in AMT Partners Investments, a series of Advisers Managers Trust. Effective May 1, 2000, the Fund converted to a conventional fund structure. The Fund redeemed its investment in AMT Partners Investments in return for delivery of the portfolio securities, at current net asset value, subject to the liabilities of AMT Partners Investments.


 2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.


 3 Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.


 4 Taxes: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.


 5 Dividends and distributions to shareholders: Income dividends and distributions from net realized capital gains, if any, are normally distributed in February. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards ($9,233,752 expiring in 2009, determined as of December 31, 2001), it is the policy of the Fund not to distribute such gains.

Notes to Financial Statements Partners Portfolio cont'd
-------------------------------------------------------

    The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

    For the years ended December 31, 2001 and 2000, there were no significant differences between the book basis and tax basis character of distributions to shareholders. Additionally, at year-end, there were no significant differences between the book basis and tax basis of components of net assets, other than differences in the net unrealized appreciation (depreciation) in value of investments attributable to the tax deferral of losses on wash sales.


 6 Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.


 7 Expense allocation: Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributed to a fund are allocated, on the basis of relative net assets, to each of the Funds.


 8 Security lending: Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent investors from qualifying as a regulated investment company. The Fund entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Fund receives cash collateral equal to at least 100% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. Income earned on the investment vehicle is paid to Morgan monthly. The Fund receives a fee, payable monthly, negotiated by the Fund and Morgan, based on the number and duration of the lending transactions. This income is reflected in the Statement of Operations under the caption Interest income. At December 31, 2001, the value of the securities loaned, the value of the collateral and the income earned on loaned securities during the year ended December 31, 2001 were $18,156,105, $18,519,227 and $85,417, respectively.


 9 Repurchase agreements: The Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001

10 Income recognition: In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The adoption of the Guide did not have a significant effect on the financial statements.


11 Affiliated transactions: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in the Neuberger Berman Institutional Cash Fund (the "Cash Fund"), an affiliated fund managed by Neuberger Berman Management Inc. ("Management"). The Cash Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Fund does not pay Management an investment management fee associated with its investment in the Cash Fund. For the year ended December 31, 2001, income earned on this investment amounted to $50,885 and is reflected in the Statement of Operations under the caption Interest income.


    Note B--Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

    Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies.

    The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

    Prior to June 7, 2001, the Fund paid Management a fee for investment management services at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion.

    The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.30% of the Fund's average daily net assets.

    Effective May 1, 1995, the trustees of the Trust adopted a non-fee distribution plan for each series of the Trust.

    Management has contractually undertaken through April 30, 2002 to reimburse the Fund for its operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets. For the year ended December 31, 2001, no reimbursement to the Fund was required.

Notes to Financial Statements Partners Portfolio cont'd
-------------------------------------------------------

    Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

    The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $944.


    Note C--Securities Transactions:

    During the year ended December 31, 2001, there were purchase and sale transactions (excluding short-term securities) of $596,092,581 and $579,760,988, respectively.

    During the year ended December 31, 2001, brokerage commissions on securities transactions amounted to $1,593,016, of which Neuberger received $961,926, and other brokers received $631,090.


    Note D--Line of Credit:

    At December 31, 2001, the Fund was a holder of a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $200,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at December 31, 2001, nor had the Fund utilized this line of credit at any time prior to that date.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001

Financial Highlights Partners Portfolio+
----------------------------------------

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.[+/+]



                                                                                  Year Ended December 31,
                                                              ---------------------------------------------------------------
                                                                   2001        2000        1999          1998          1997
Net Asset Value, Beginning of Year                               $16.17      $19.64      $18.93       $20.60        $16.48
                                                                 ------      ------      ------       ------        ------
Income From Investment Operations
Net Investment Income (Loss)                                       .06         .07         .11           .20           .12
Net Gains or Losses on Securities (both realized and
unrealized)                                                       (.50)       (.20)       1.23           .73          4.82
                                                                 ------      ------     ------        ------        ------
Total From Investment Operations                                  (.44)       (.13)       1.34           .93          4.94
                                                                 ------      ------     ------        ------        ------
Less Distributions
From Net Investment Income                                        (.06)       (.15)       (.23)         (.08)         (.05)
From Net Capital Gains                                            (.57)      (3.19)       (.40)        (2.52)         (.77)
                                                                 ------      ------     ------        ------        ------
Total Distributions                                               (.63)      (3.34)       (.63)        (2.60)         (.82)
                                                                 ------      ------     ------        ------        ------
Net Asset Value, End of Year                                     $15.10      $16.17     $19.64        $18.93        $20.60
                                                                 ------      ------     -------       ------        ------
Total Return++                                                    -2.83%      +0.70%     +7.37%        +4.21%       +31.25%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $795.4      $808.3     $989.5      $1,630.5     $ 1,632.8
Ratio of Gross Expenses to Average Net Assets#                      .87%        .92%       .87%          .84%          .86%
Ratio of Net Expenses to Average Net Assets                         .87%        .92%       .87%          .84%          .86%
Ratio of Net Investment Income (Loss) to Average Net Assets         .43%        .42%       .57%         1.04%          .60%
Portfolio Turnover Rate                                              74%         97%       112%          148%          106%

See Notes to Financial Highlights

Notes to Financial Highlights Partners Portfolio
------------------------------------------------

+ The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of AMT Partners Investment's income and expenses through April 30, 2000 under the prior master/feeder fund structure.

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.


[+/+] The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001

Report of Ernst & Young LLP, Independent Auditors


To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Partners Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Partners Portfolio, one of the series constituting the Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Partners Portfolio of Neuberger Berman Advisers Management Trust at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.



                                                 /s/ Ernst & Young LLP


Boston, Massachusetts
February 1, 2002

Trustees and Officers (Unaudited)

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman.


Information about the Board of Trustees



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Number of
                                                                                  Portfolios in
                               Position and                                       Fund Complex
                              Length of Time                                       Overseen by   Other Directorships Held Outside
 Name, Age, and Address (1)     Served (2)        Principal Occupation(s) (3)        Trustee         Fund Complex by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
 John Cannon (71)            Trustee since    Retired. Formerly, Chairman               26      Independent Trustee or
                             1994             and Chief Investment Officer of                   Director of three series of
                                              CDC Capital Management                            Oppenheimer Funds:
                                              (registered investment adviser)                   Limited Term New York
                                              (1993-Jan. 1999).                                 Municipal Fund, Rochester
                                                                                                Fund Municipals, and
                                                                                                Oppenheimer Convertible
                                                                                                Securities Fund, 1992 to
                                                                                                present.

-----------------------------------------------------------------------------------------------------------------------------------
 Faith Colish (66)           Trustee since    Attorney at Law and President,            26
                             1982             Faith Colish, A Professional
                                              Corporation; 1980 to present.

-----------------------------------------------------------------------------------------------------------------------------------
 Walter G. Ehlers (68)       Trustee since    Consultant.                               26
                             1989

-----------------------------------------------------------------------------------------------------------------------------------
 C. Anne Harvey (63)         Trustee since    Consultant, C. A. Harvey                  26
                             1998             Associates, June 2001 to present;
                                              Member, Individual Investors
                                              Advisory Committee to the
                                              New York Stock Exchange
                                              Board of Directors, 1998 to
                                              present; Secretary, Board of
                                              Associates to The National
                                              Rehabilitation Hospital's Board
                                              of Directors; Director of
                                              American Association of Retired
                                              Persons (AARP), 1978 to
                                              December 2000; Member,
                                              American Savings Education
                                              Council's Policy Board (ASEC),
                                              1998-2000; Member, Executive
                                              Committee, Crime Prevention
                                              Coalition of America,
                                              1997-2000.

-----------------------------------------------------------------------------------------------------------------------------------

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Number of
                                                                                  Portfolios in
                               Position and                                       Fund Complex
                              Length of Time                                       Overseen by   Other Directorships Held Outside
 Name, Age, and Address (1)     Served (2)        Principal Occupation(s) (3)        Trustee         Fund Complex by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
 Barry Hirsch (68)           Trustee since    Senior Vice President and                 26
                             1988             General Counsel of Loews
                                              Corporation (diversified
                                              financial corporation).

-----------------------------------------------------------------------------------------------------------------------------------
 Robert A. Kavesh (74)       Trustee since    Professor of Finance and                  26      Director, Delaware Labs,
                             1986             Economics at Stern School of                      1978 to present (cosmetics).
                                              Business, New York University.

-----------------------------------------------------------------------------------------------------------------------------------
 Howard A. Mileaf (64)       Trustee since    Retired. Director, State Theatre          26      Formerly, Director of Kevlin
                             1984             of New Jersey (not-for-profit                     Corporation (manufacturer of
                                              theater), 2000 to present;                        microwave and other
                                              Formerly, Vice President and                      products).
                                              Special Counsel to WHX
                                              Corporation (holding company);
                                              1993-2001.

-----------------------------------------------------------------------------------------------------------------------------------
 John P. Rosenthal (69)      Trustee since    Senior Vice President of                  26      Formerly, Director, Cancer
                             1985             Burnham Securities Inc. (a                        Treatment Holdings, Inc.
                                              registered broker-dealer) since
                                              1991; Director, 92nd Street Y
                                              (non-profit), 1967 to present.

-----------------------------------------------------------------------------------------------------------------------------------
 William E. Rulon (69)       Trustee since    Retired. Senior Vice President            26      Director of Prandium, Inc.
                             1986             of Foodmaker. Inc. (operator                      since March 2001
                                              and Franchiser of Restaurants)                    (restaurants).
                                              until January 1997; Secretary of
                                              Foodmaker, Inc. until July 1996;
                                              Director, Pro-Kids Golf and
                                              Learning Academy, 1998 to
                                              present (teach golf and
                                              computer usage to "at risk"
                                              children).

-----------------------------------------------------------------------------------------------------------------------------------
 Cornelius T. Ryan (70)      Trustee since    General Partner of Oxford                 26      Formerly, Director of Capital
                             1982             Partners and Oxford Bioscience                    Cash Management Trust
                                              Partners (venture capital                         (money market fund) and
                                              partnerships) and President of                    Prime Cash Fund.
                                              Oxford Venture Corporation.

-----------------------------------------------------------------------------------------------------------------------------------

Trustees and Officers (Unaudited) cont'd


------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Number of
                                                                                     Portfolios in
                               Position and                                          Fund Complex
                              Length of Time                                          Overseen by   Other Directorships Held Outside
 Name, Age, and Address (1)     Served (2)          Principal Occupation(s) (3)         Trustee         Fund Complex by Trustee
------------------------------------------------------------------------------------------------------------------------------------
 Tom Decker Seip (51)        Trustee since      President and CEO of Westaff,             26       Director, H&R Block, Inc.
                             2000               Inc., May 2001 to January 2002                     (financial services company),
                                                (temporary staffing); General                      May 2001 to present;
                                                Partner of Seip Investments LP                     Director, General Magic
                                                (a private investment                              (voice recognition software),
                                                partnership); Senior Executive at                  November 2001 to present;
                                                the Charles Schwab                                 Director, Forward
                                                Corporation from 1983 to 1999;                     Management, Inc. (asset
                                                including Chief Executive                          management), 2001-present;
                                                Officer of Charles Schwab                          Member of the Board of
                                                Investment Management, Inc.                        Directors of E-Finance
                                                and Trustee of Schwab Family                       Corporation (credit
                                                of Funds and Schwab                                decisioning services), 1999 to
                                                Investments from 1997 to 1998;                     present; Director,
                                                Executive Vice President-Retail                    Save-Daily.com (micro
                                                Brokerage for Charles Schwab                       investing services), 1999 to
                                                Investment Management from                         present; Formerly, Director of
                                                1994 to 1997.                                      Offroad Capital Inc.
                                                                                                   (pre-public internet
                                                                                                   commerce company).

------------------------------------------------------------------------------------------------------------------------------------
Gustave H. Shubert (72)     Trustee since       Senior Fellow/Corporate                   26
                            1989                Advisor and Advisory Trustee of
                                                Rand (a non-profit public
                                                interest research institution)
                                                since 1989; Honorary Member
                                                of the Board of Overseers of the
                                                Institute for Civil Justice, the
                                                Policy Advisory Committee of
                                                the Clinical Scholars Program at
                                                the University of California, the
                                                American Association for the
                                                Advancement of Science, the
                                                Council on Foreign Relations,
                                                and the Institute for Strategic
                                                Studies (London); advisor to the
                                                Program Evaluation and
                                                Methodology Division of the
                                                U.S. General Accounting Office;
                                                formerly Senior Vice President
                                                and Trustee of Rand.

------------------------------------------------------------------------------------------------------------------------------------

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001


------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Number of
                                                                                 Portfolios in
                               Position and                                      Fund Complex
                              Length of Time                                      Overseen by   Other Directorships Held Outside
 Name, Age, and Address (1)     Served (2)       Principal Occupation(s) (3)        Trustee         Fund Complex by Trustee
------------------------------------------------------------------------------------------------------------------------------------
 Candace L. Straight (54)    Trustee since    Private investor and consultant         26
                             1983             specializing in the insurance
                                              industry; Advisory Director of
                                              Securities Capital LLC (a global
                                              private equity investment firm
                                              dedicated to making
                                              investments in the insurance
                                              sector).

------------------------------------------------------------------------------------------------------------------------------------
 Peter P. Trapp (57)         Trustee since    Regional Manager for Atlanta            26
                             1984             Region, Ford Motor Credit
                                              Company since August, 1997;
                                              prior thereto, President, Ford
                                              Life Insurance Company,
                                              April 1995 until August 1997.

------------------------------------------------------------------------------------------------------------------------------------
 Michael M. Kassen* (48)     President and    Executive Vice President and            26       Executive Vice President,
                             Trustee since    Chief Investment Officer of                      Chief Investment Officer and
                             1999             Neuberger Berman since 1999;                     Director of Neuberger
                                              Executive Vice President and                     Berman Inc. (holding
                                              Chief Financial Officer of NB                    company) since 1999;
                                              Management from                                  Chairman since May 2000
                                              November 1999 to March 2000;                     and Director of NB
                                              Vice President of NB                             Management since
                                              Management from 1990 until                       January 1996.
                                              1999; Partner or Principal of
                                              Neuberger Berman from 1993.

------------------------------------------------------------------------------------------------------------------------------------
 Edward I. O'Brien* (73)     Trustee since    Member, Investment Policy               26       Director of Legg Mason, Inc.
                             1993             Committee, Edward Jones,                         (financial services holding
                                              1993-2001; President of the                      company), 1993 to present;
                                              Securities Industry Association                  Director, Boston Financial
                                              ("SIA") (securities industry's                   Group (real estate and tax
                                              representative in government                     shelters) 1993-1999.
                                              relations and regulatory matters
                                              at the federal and state levels)
                                              from 1974-1992; Adviser
                                              to SIA from November
                                              1992-November 1993.

------------------------------------------------------------------------------------------------------------------------------------

Trustees and Officers (Unaudited) cont'd


----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Number of
                                                                                Portfolios in
                               Position and                                     Fund Complex
                              Length of Time                                     Overseen by   Other Directorships Held Outside
 Name, Age, and Address (1)     Served (2)       Principal Occupation(s) (3)       Trustee         Fund Complex by Trustee
----------------------------------------------------------------------------------------------------------------------------------
 Peter E. Sundman* (42)      Chairman of      Executive Vice President of            26       Executive Vice President and
                             the Board,       Neuberger Berman since 1999;                    Director of Neuberger
                             Chief            Principal of Neuberger Berman                   Berman Inc. (holding
                             Executive        from 1997 until 1999; Senior                    company) since 1999;
                             Officer and      Vice President of NB                            President and Director of NB
                             Trustee since    Management from 1996 until                      Management since 1999.
                             1999             1999; Director of Institutional
                                              Services of NB Management
                                              from 1988 until 1996.

----------------------------------------------------------------------------------------------------------------------------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

 * Indicates a trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Kassen are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Portfolios and other funds for which NB Management serves as investment manager.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001


Information about the Officers of the Trust


                                             Position and
 Name, Age, and Address (1)           Length of Time Served (2)                    Principal Occupation(s) (3)
------------------------------------------------------------------------------------------------------------------------
Claudia A. Brandon (45)        Secretary since 1986                      Vice President-Mutual Fund Board Relations
                                                                         of NB Management since 2000; Employee of
                                                                         Neuberger Berman since 1999; Vice President
                                                                         of NB Management from 1986 to 1999;
                                                                         Secretary of two other mutual funds for which
                                                                         NB Management acts as investment manager
                                                                         and administrator.

Robert Conti (45)              Vice President since 2000                 Vice President of Neuberger Berman since
                                                                         1999; Senior Vice President of NB
                                                                         Management since 2000; Controller of NB
                                                                         Management until 1996; Treasurer of NB
                                                                         Management from 1996 until 1999; Vice
                                                                         President of two other mutual funds for which
                                                                         NB Management acts as investment manager
                                                                         and administrator since 2000.

Stacy Cooper-Shugrue (38)      Assistant Secretary since 1991            Employee of Neuberger Berman since 1999;
                                                                         Assistant Vice President of NB Management
                                                                         from 1993 to 1999; Assistant Secretary of two
                                                                         other mutual funds for which NB Management
                                                                         acts as investment manager and administrator.

Barbara DiGiorgio (43)         Assistant Treasurer since 1996            Vice President of Neuberger Berman since
                                                                         1999; Assistant Vice President of NB
                                                                         Management from 1993 to 1999; Assistant
                                                                         Treasurer since 1996 of two other mutual funds
                                                                         for which NB Management acts as investment
                                                                         manager and administrator.

Brian J. Gaffney (48)          Vice President since 2000                 Managing Director of Neuberger Berman since
                                                                         1999; Senior Vice President of NB
                                                                         Management since 2000; Vice President of NB
                                                                         Management from 1997 until 1999; Vice
                                                                         President of two other mutual funds for which
                                                                         NB Management acts as investment manager
                                                                         and administrator since 2000.

Richard Russell (55)           Treasurer and Principal Financial and     Vice President of Neuberger Berman since
                               Accounting Officer since 1993             1999; Vice President of NB Management from
                                                                         1993 until 1999; Treasurer and Principal
                                                                         Financial and Accounting Officer of two other
                                                                         mutual funds for which NB Management acts
                                                                         as investment manager and administrator.

Information about the Officers of the Trust cont'd


                                         Position and
 Name, Age, and Address (1)        Length of Time Served (2)                Principal Occupation(s) (3)
-----------------------------------------------------------------------------------------------------------------
Frederic B. Soule (54)         Vice President since 2000          Vice President of Neuberger Berman since
                                                                  1999; Vice President of NB Management from
                                                                  1995 until 1999; Vice President of two other
                                                                  funds for which NB Management acts as
                                                                  investment manager and administrator since
                                                                  2000.

Celeste Wischerth (40)         Assistant Treasurer since 1993     Vice President of Neuberger Berman since
                                                                  1999; Assistant Vice President of NB
                                                                  Management from 1994 to 1999; Assistant
                                                                  Treasurer since 1996 of two other mutual funds
                                                                  for which NB Management acts as investment
                                                                  manager and administrator.

--------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the by-laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.


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